Orrstown
Orrstown
Financial Services, Inc.
Financial Services, Inc.
NASDAQ: ORRF
Sandler O’Neill + Partners L.P.
2010 East Coast Financial Services Conference
Aventura, Florida
November 10 -12, 2010
Jeffrey W. Embly
EVP, Chief Credit /Risk Officer
Jeffrey W. Embly
EVP, Chief Credit /Risk Officer
Bradley S. Everly
EVP, Chief Financial Officer
Bradley S. Everly
EVP, Chief Financial Officer
Thomas R. Quinn, Jr.
President & Chief Executive Officer
Thomas R. Quinn, Jr.
President & Chief Executive Officer
Exhibit 99.1

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Legal Disclaimers
This presentation may contain forward-looking information about Orrstown Financial Services, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.  Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors.  Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the
Company’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; changes in credit quality; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in Orrstown Financial Services, Inc.’s filings with the Securities and Exchange Commission.  The statements are valid only as of the date hereof and Orrstown Financial Services, Inc. disclaims any obligation to update this information.
This presentation contains the non-GAAP financial measures, ratio of  tangible common equity to tangible assets and return on average  tangible equity.  In order to calculate tangible common equity and tangible assets, the Company's management subtracts intangible assets  from both common equity and assets.  The Company calculates the  return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity.  Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the Appendix.
Safe Harbor Regarding Forward-Looking Statements
Non-GAAP Financial Measures

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

• Listed on the NASDAQ Capital Market – April, 2009
• Included in the Russell 2000 & 3000 Indices – June, 2009 and June, 2010
• Selected as one of the top 200 best performing community banks in the nation by US Banker Magazine for 5 consecutive years
• Recognized as one of the 50 Fastest Growing Companies by the Central
Pennsylvania Business Journal for the 8 time
• Raised net capital proceeds of $37.6 million – March, 2010
• Posted record net income, by quarter, for each of the first 3 quarters of 2010
Highlights
th

• In a challenging environment earnings up 17.8% year-over-year
• Excellent Return Ratios:
– ROA:     1.36% for 3Q 2010  & 1.23% for 9 months ended 9/30/2010
– ROE:   12.18% for 3Q 2010  & 11.47% for 9 months ended 9/30/2010
– ROTE: 14.03% for 3Q 2010 & 13.57% for 9 months ended 9/30/2010 (1)
• Asset Growth 9/30/09-9/30/10 up 27.4% (9 months average daily +20.8%)
• Deposit Growth 9/30/09-9/30/10 up 34.1% (9 months average daily +29.9%)
• Reduced NPAs by 29% (3/31/10 – 9/30/10)
• Reduced NPLs by 37% (3/31/10 – 9/30/10)
• NPAs/ Assets 1.15% at 9/30/2010
• NPLs/ Loans 1.57% at 9/30/2010
Highlights
(1) See Appendix regarding non-GAAP financial measures.
Source: Company Documents as of 9/30/10

Highlights
• Net Interest Margin up 19bp for 9 months 2010 vs. 9 months 2009 (3.72%
vs. 3.53%)
• Lowered Cost of Funds for 21 consecutive months
• Increased dividends for over 20 consecutive years, and a 10 year annual dividend CAGR
(1)
of 14.8%
• Trust and brokerage assets grew 20.1% since 12/31/09 to $888 million at
9/30/10
• Continued to take advantage of market dislocation to hire talented bankers
(1) Compound annual growth rate
Source: Company Documents

• Recently hired commercial lenders have generated $63 million in new loan volume since March, 2009
• Emphasis on growing mortgage business has resulted in 11% increase in total volume from $78 million 1Q-3Q ‘09 to $87 million 1Q-3Q ‘10
– Added new products (FHA, VA, USDA Guaranteed Rural Housing, PHFA First
Time Home Buyers Program)
– Continue to expand mortgage origination team
– Significant investments in technology to support higher volumes
• Orrstown Financial Advisors YTD Net Income up 39.7% & YTD revenue up 28%
1Q-3Q ‘10 vs. same period last year
• Efficiency ratio 53.97% for the 9 months ended 9/30/2010
Highlights

ORRSTOWN
BANK

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

(1) Ranking based on 3 year ROAE of publicly traded banks and thrifts of major exchanges, pink sheets, and bulletin boards. Private companies that file with the SEC are also included. Source: SNL Financial
(2)
As published by the Central Penn Business Journal  (Based on minimum revenue of $500,000 for 3 years. Companies were first ranked by dollar growth year one to year three, combined with percentage of growth year one to year three.)
Franchise Overview
• Headquartered in Shippensburg, PA
• Founded in 1919
• 20 branches in Pennsylvania and Maryland
– 8 branches in Cumberland County, PA
– 7 branches in Franklin County, PA
– 4 branches in Perry County, PA
– 1 branch in Washington County, MD
• $1.478 billion in assets and $1.139 billion in
deposits at September 30, 2010
• In addition to community banking services, provides
trust and investment services to individuals,
businesses, non-profits and municipalities ($888
million of trust and brokerage assets at 9/30/2010)
• Ranked as one of the top 200 best performing
community banks in the nation since 2006
(1)
• Recognized for the 8
th
time by the Central Penn
Business Journal  as one of the 50 Fastest Growing
Companies
(2)

JUNIATA
PERRY
DAUPHIN
HUNTINGTON
CUMBERLAND
FULTON
FRANKLIN
ADAMS
YORK
WASHINGTON
FREDERICK

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Targeted Market Area
• Currently operating 20 full-service
locations along the Route 81 corridor
from Washington County, Maryland
through Franklin, Cumberland and Perry
Counties, Pennsylvania
• The combined population of the current
market area is approximately 568,889
(1)
• The current combined market has over
$9.6 billion in total deposits as of June
30, 2010
• Orrstown has $1.139 billion deposits at
September 30, 2010, or approximately
11.8% of the total share in its market
area
(2)
• The four eastern contiguous counties
have total market deposits of $16.2 billion
(1) U.S. Census Bureau, 2009 Population Estimates, 2000 Census, 1990 Census
(2) Based on June 30, 2010 total deposits in market as reported by the FDIC
Source: SNL Financial; Company Documents as of 9/30/10
PENNSYLVANIA

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Market Share & Demographics
(1) Based on FDIC data as of June 30, 2010
Source: SNL Financial
Total County
2010 Pop. Growth Institutions Deposit Deposits Mkt. Share
County Population '00 - '10 '10 - '15 Est. '00 - '10 '10 - '15 Est. in Market Totals ($000) Branches (%) Rank
Current Counties of Operations
Cumberland, PA 234,508 9.8% 4.2% 31.0% 14.2% 102 $5,184,059 $700,517 8 14.21 3
Franklin, PA 147,089 13.8% 5.8% 26.5% 11.9% 59 $1,924,968 $272,268 7 14.14 5
Perry, PA 45,900 5.3% 2.0% 20.6% 10.5% 21 $613,918 $93,675 5 15.26 4
Washington, MD 150,904 14.4% 6.0% 20.6% 12.8% 57 $1,922,271 $24,537 2 1.28 11
Aggregate / Median 578,401 11.8% 5.0% 23.5% 12.4% $9,645,216 $1,090,997 22
Contiguous Counties
York, PA 434,017 13.7% 5.1% 29.2% 10.7% 149 $6,151,520
Dauphin, PA 259,828 3.2% 1.5% 31.4% 14.5% 98 $5,274,611
Adams, PA 102,759 12.6% 2.6% 24.8% 9.5% 30 $1,191,582
Frederick, MD 232,704 19.2% 4.7% 28.2% 13.6% 87 $3,591,861
Aggregate / Median 1,029,308 7.9% 2.1% 27.0% 10.1% $16,209,574
Maryland 5,730,892 8.2% 1.9% 26.4% 13.7% 1,800 $112,624,504 $24,537 2 0.02% 116
Pennsylvania 12,574,407 2.4% 0.5% 31.5% 13.3% 4,717 $285,614,733 $1,066,460 20 0.37% 29
US 311,212,863 10.6% 3.9% 29.1% 12.4% 98,180 $6,911,804,490 $1,090,997 22 0.02% 442
Household Inc. Growth
ORRF Market Share
(1)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Favorable Performance Relative
to Regional Peers (1)
(1) Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn as identified in the Appendix
(2) See note in Appendix regarding non-GAAP financial measures
Source: Company Documents as of 9/30/10; SNL Financial
ORRF
Peer YTD
Metric ORRF High Low Average 9/30/2010
YTD ROA 1.15% 1.39% (1.17%) 0.46% 1.23%
YTD ROE 11.04% 15.77% (44.46%) 3.57% 11.47%
YTD ROTCE 12.02% 18.79% (44.46%) 4.61% 13.57%
Net Interest Margin 3.77% 4.98% 2.76% 3.70% 3.72%
Efficiency Ratio 53.25% 111.25% 53.13% 67.08% 53.97%
Non-Interest Income/ Revenue 30.93% 37.83% 5.05% 20.94% 30.96%
Tangible Common Equity Ratio
(2)
10.25% 9.70% 3.10% 7.20% 9.80%
Total Risk-Based Capital Ratio 15.30% 19.10% 9.40% 14.00% 14.90%
Reserves/ Gross Loans 1.62% 3.58% 0.94% 1.57% 1.67%
Reserves/ NPLs 100.59% 484.58% 19.71% 130.80% 107.00%
Reserves/ NPAs 92.53% 484.58% 14.81% 124.30% 90.75%
NPLs/ Gross Loans 1.61% 11.72% 0.28% 2.76% 1.57%
NPAs/ Assets 1.16% 8.89% 0.15% 2.15% 1.15%
NCOs/ Average Loans 0.65% 4.13% 0.00% 0.81% 0.48%
Peer Range
As of 6/30/2010

$809,031
$884,979
$1,051,783
$1,196,432
$1,477,780
$618,827
$701,964
$820,468
$881,074
$921,807
$638,719
$646,356
$757,368
$915,170
$1,138,869

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

(1) 2006 reflects the acquisition of the First National Bank of Newport ($120mm of assets and $106mm of deposits)
(2) NOTE: CAGR calculated from 12/31/05-9/30/2010: ‘05 Assets: 601,460; ‘05 Loans: 460,386; ‘05 Deposits: 462,822
Note: Dollar values in thousands
Source: Company Documents as of 9/30/10
Track Record of Strong Growth
Assets Loans Deposits
CAGR: 15.75% CAGR: 20.87%
CAGR: 27.09%
2006¹ 2007 2008 2009 YTD
2010
2006¹ 2007 2008 2009 YTD
2010
2006¹ 2007 2008 2009 YTD
2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

7.20%
7.60%
9.80%
8.67%
7.60%
9.50%
12.36%
10.10%
13.70%
14.00%
11.30%
14.90%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
TCE/ TA Tier 1 Leverage Tier 1 RBC Total RBC
Peer Group Average 6/30/10 ORRF 12/31/09 ORRF 9/30/10
Capital Ratios
(1) See note in appendix regarding non-GAAP financial measures
(2) Calculated in accordance with bank regulatory requirements
Source: Company documents as of 9/30/10, SNL Financial
(2)
(2)
(2) (1)
- White line represents regulatory standard for being well capitalized
(before Capital Raise)
(after Capital Raise)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Deposit Composition
Source: Company Documents as of 9/30/10
•
Lowered Cost of Funds for 21 consecutive months
(Dollars in Thousands)
December 31, 2007 December 31, 2008 December 31, 2009 September 30, 2010
Deposit Type Amount % of Total Amount % of Total Amount % of Total Amount % of Total
Period End Balances
Non-Interest Bearing DDA $91,365 14.1% $84,261 11.1% $90,676 9.9% $105,452 9.3%
Interest Bearing DDA 231,413 35.8% 272,372 36.0% 353,428 38.6% 410,689 36.1%
Savings deposits 64,292 9.9% 60,846 8.0% 60,032 6.6% 64,076 5.6%
Time deposits < $100,000 147,211 22.9% 211,354 27.9% 179,362 19.6% 265,849 23.3%
Time deposits > $100,000 112,075 17.3% 128,535 17.0% 231,672 25.3% 292,803 25.7%
Total $646,356 100.0% $757,368 100.0% $915,170 100.0% $1,138,869 100.0%
Annual Growth 1.2% 17.2% 20.8% 24.4%
Average Total Deposit Cost 2.89% 2.07% 1.52% 0.98%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Investment Portfolio
Gov't Agency
30.4%
CMO
15.6%
MBS
31.3%
Municipal
22.0%
Cert. of Dep.
0.6%
Current Par Distribution
Source: Company Documents
• As of September 30, 2010, the market value of the investment portfolio was approximately $424 million
• Duration of 3.9 years and average life of 4.5 years
• Investment portfolio is comprised of 99% A or better rated securities
• Currently do not hold any corporate or high-yield instruments
AAA
86.2%
AA
11.1%
A
1.9%
BBB
0.1%
BB
0.1%
NR
0.6%
Debt Portfolio Breakdown by Rating

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Historical Credit Cycle Analysis
NCOs/ Average Loans
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 9/30/10; SNL Financial
0.31
0.8
0.85
0.16
0.35
1.03
1.11
0.37
0.16
0.41
0.02
0.06
0.11
0.41
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
1.1
1.2
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM as
of
6/30/10
All Banks Mid Atlantic Banks $1-$5 Billion Banks ORRF
(1)
(2)
(3)

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

0.45
1.26
2.46
2.75
0.77
1.38
1.53
2.92
3.25
0.09
0.45
1.16
1.42
0.5
0.04
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3
3.1
3.2
3.3
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM as
of
6/30/10
All Banks Mid Atlantic Banks $1-$5 Billion Banks ORRF
(1) (2) (3)
Historical Credit Cycle Analysis
NPAs/ Assets
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 9/30/10; SNL Financial

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Commercial
74.4%
Residential Mortgage
12.1%
Home Equity Loans &
Lines
12.3% Consumer
1.2%
Loan Portfolio Overview
Loan Stratification by Purpose
Gross Loans: $921 million
Most Recent Quarter Yield: 5.37%
Year to Date Yield: 5.42%
Source: Company Documents as of 9/30/10

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Construction & Land
Development
17.0%
Multifamily
3.3%
Non-Owner Occupied
19.7%
Owner Occupied
23.2%
C&I, Term and Other
36.8%
Loan Portfolio Overview
Source: Company Documents as of 9/30/10
Commercial Loans by Purpose
Commercial Loans: $685 million

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Commercial Raw
Land
16%
Residential Raw
Land
18%
Commercial Land
Development
2%
Residential Land
Development
35%
Commercial Vertical
Construction
11%
Residential Vertical
Construction
18%
Loan Portfolio Overview
Construction & Land Development Breakdown
Source: Company Documents as of 9/30/10
Construction & Land Development Portfolio: $117 Million

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Loan Portfolio Overview
Geographic Distribution¹ Commercial Loans by Industry
Cumberland, PA
41%
Franklin, PA
27%
Perry, PA
6%
Washington, MD
13%
Other
13%
(1) Based on location where the borrower resides
Source: Company Documents as of 9/30/10
Agriculture
2%
Construction &
Development
19%
Manufacturing
2%
Wholesale Trade
1%
Retail Trade
4%
Transport
1%
Finance
2%
CRE - Owner-
Occ. and Non
Owner-Occ.
42%
Professional
4%
Healthcare
3%
Service &
Entertainment
9%
Public Admin.
6%
Other
5%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Asset Quality Summary
Source: Company Documents as of 9/30/10, SNL Financial
Calendar Year to Date
(Dollars in Thousands)
12/31/2008 12/31/2009 3/31/2010 6/30/2010 9/30/2010
90 Days Past Due and Still Accruing 6,176              6,155              8,929              7,255              3,526
Total Non-Performing Loans and Leases 341                 4,267              23,020            14,496            14,427
ORE and Repossessed Assets 608                 1,065              873                 1,264              2,528
NPAs & 90 Day Delinquent 7,125 $           11,487 $          32,822 $          23,015 $          20,481 $
Non-Performing Loans / Total Loans 0.04% 0.48% 2.56% 1.61% 1.57%
Non-Performing Assets / Total Assets 0.09% 0.44% 1.82% 1.16% 1.15%
Loan Loss Reserve 7,140 $           11,067 $          12,020 $          14,582 $          15,386 $
  Loan Loss Reserves / Gross Loans 0.87% 1.26% 1.34% 1.62% 1.67%
  Reserves / NPLs 2,094% 259% 52% 101% 107%
Net Charge-Offs 451 938 467 2,905 3,231
Net Charge-Offs / Average Loans 0.06% 0.11% 0.21% 0.65% 0.48%
Provision / Net Charge-Offs 322% 519% 304% 221% 234%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Cumberland, PA
Franklin, PA
Perry, PA
Washington, MD
Other
Nonperforming Assets
NPAs by Market¹
(1) Based on location where the borrower resides
Source: Company Documents as of 9/30/10
(Dollar Values in Thousands)
Non-Acc. Total Gross NPAs /
County Loans OREO NPAs Loans Loans+REO
Cumberland, PA $8,662 $1,212 $9,874 $379,642 2.59%
Franklin, PA $2,151 $1,204 $3,355 $248,092 1.35%
Perry, PA $902 $0 $902 $54,243 1.66%
Washington, MD $1,428 $50 $1,478 $116,497 1.27%
Other $1,284 $62 $1,346 $123,333 1.09%
Total $14,427 $2,528 $16,955 $921,807 1.83%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

1.84
1.48
2.03
1.62
1.67
0.85%
0.95%
1.05%
1.15%
1.25%
1.35%
1.45%
1.55%
1.65%
1.75%
1.85%
1.95%
2.05%
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
2.75
1.53
3.25
1.16
1.15
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
Credit Quality Trends
Net Charge-Offs / Average Loans
Non-Performing Assets / Total Assets Reserves / Loans
0.60
0.22
0.92
0.65
0.48
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
(1) All Banks as defined by SNL Financial
(2) Mid Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Dollar Banks as defined by SNL Financial
Source: Company Documents as of 9/30/10; SNL Financial
NPAs +90days Delinq/ Assets
2.91
1.65
3.38
1.39
1.69
0.00
0.50
1.00
1.50
2.00
2.50
3.00
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF

• Established South Central Pennsylvania bank with a history of strong performance
• Emphasis on credit quality, return to shareholders, solid
financial performance, and delivering peer-group leading
results
• Well-positioned for future growth throughout the region, both organically and through acquisitions
• Deep and experienced management team with strong
community ties and operational ability
Compelling Investment Considerations

25 APPENDIX

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Experienced Management Team
Executive Title
Thomas R. Quinn, Jr. President / CEO 2 Years 19 Years
Jeffrey W. Embly Executive Vice President / Chief Credit/Risk Officer 14 Years 19 Years
Bradley S. Everly Executive Vice President / Chief Financial Officer 14 Years 33 Years
Philip E. Fague Executive Vice President / Mortgage & Consumer Business  22 Years 22 Years
Jeffrey S. Gayman Senior Vice President / Chief Commercial Officer 15 Years 16 Years
Barbara E. Brobst Senior Vice President, Senior Trust Officer, Orrstown Financial Advisors 14 Years 28 Years
Gary R. Holder Senior Vice President / Chief Retail Officer 8 Years 18 Years
Michelle N. Paulnock Senior Vice President of Operations 2 Years 34 Years
Benjamin S. Stoops Senior Vice President / Chief Technology Officer 12 Years 40 Years
Douglas P. Barton Senior Vice President & Chief Accounting Officer 1 Years 7 Years
Mark G. Bayer Vice President  & Director of Marketing 3 Years 24 Years
Stephen C. Caldwell Vice President  & Director of Human Resources 9 Years 9 Years
Years with ORRF Banking Experience

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Summary Financial Highlights
(1) See note in Appendix regarding non-GAAP financial measures
Source: Company Documents as of 9/30/10
Year Ended December 31, 9 Months Ended
(Dollar Values in Thousands) 2005 2006 2007 2008 2009 September 30, 2010
Total Assets $601,460 $809,031 $884,979 $1,051,783 $1,196,432 $1,477,780
Gross Loans $460,386 $618,827 $701,964 $820,468 $881,074 $921,807
Total Deposits $462,822 $638,719 $646,356 $757,368 $915,170 $1,138,869
Total Shareholder's Equity $57,310 $89,388 $96,124 $103,347 $110,886 $163,933
Net Income $9,987 $11,632 $12,558 $13,103 $13,373 $12,206
Basic Earnings Per Share $1.76 $1.87 $1.95 $2.04 $2.09 $1.62
Diluted Earnings Per Share $1.74 $1.86 $1.94 $2.03 $2.07 $1.62
Return on Average Assets 1.81% 1.61% 1.50% 1.38% 1.19% 1.23%
Return on Average Equity 18.69% 15.10% 13.64% 13.20% 12.48% 11.47%
Return on Average Tangible Equity
(1)
19.28% 18.98% 18.02% 17.02% 15.73% 13.57%
Net Interest Margin 4.55% 4.32% 4.08% 3.93% 3.66% 3.72%
Efficiency Ratio 52.86% 53.98% 55.58% 56.73% 58.85% 54.0%
Non-Interest Expense / Avg. Assets 3.14% 2.94% 2.96% 2.97% 2.82% 2.70%
Tang. Common Equity / Tang. Assets
(1)
9.2% 8.6% 8.7% 8.0% 7.6% 9.83%
Total Risk-Based Capital Ratio 12.8% 12.0% 11.6% 10.9% 11.3% 14.90%
Non-Performing Assets / Assets 0.30% 0.05% 0.04% 0.09% 0.44% 1.15%
Loan Loss Reserves / Gross Loans 0.96% 0.89% 0.87% 0.87% 1.26% 1.67%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Regional Peer Analysis
(1) See note in appendix regarding non-GAAP financial measures
Note: Includes publicly-traded commercial banks with assets between $1bn and $2bn headquartered in the Mid Atlantic
Financial data as of June 30, 2010; Market data as of October 19, 2010
Source: Company Documents as of 9/30/10; SNL Financial
Balance Sheet
Non-
Total Int. Inc./ Res./ NCOs/ NPAs/
Total Total Gross TCE / RBC Eff. Total Gross Res./ Ave Total Market Dividend
Assets Deposits Loans TA
(1)
Ratio ROAA ROAE NIM Ratio Rev. Loans NPAs Loans Assets Cap. Yield
Company St. Ticker ($mm) ($mm) ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) (%)
Arrow Financial Corporation NY AROW 1,846 1,439 1,145 7.4 15.5 1.20 15.19 3.72 56.74 20.66 1.26 446.58 0.06 0.18 291.2 3.99
Eagle Bancorp, Inc. MD EGBN 1,937 1,578 1,529 8.8 12.9 0.74 7.08 4.01 62.55 6.70 1.42 67.90 0.37 1.65 230.5 0.00
Suffolk Bancorp NY SUBK 1,703 1,455 1,159 8.4 12.3 0.73 9.13 4.98 53.13 11.73 1.80 45.71 0.57 2.68 256.9 3.41
First United Corporation MD FUNC 1,776 1,374 1,082 3.1 12.0 (0.68) (12.00) 2.95 71.24 22.81 2.20 34.17 0.63 3.70 26.1 0.96
First of Long Island Corporation NY FLIC 1,598 1,273 864 8.0 16.8 1.18 15.77 3.83 54.39 10.38 1.38 484.58 0.00 0.15 215.9 3.53
State Bancorp, Inc. NY STBC 1,615 1,389 1,101 7.2 13.3 0.57 6.15 4.29 63.94 5.05 2.84 399.94 0.93 0.48 157.4 2.21
Canandaigua National Corporation NY CNND 1,624 1,432 1,188 6.5 14.0 1.11 15.68 4.25 60.06 30.34 1.26 57.69 0.39 1.59 149.0 3.64
Peapack-Gladstone Financial Corporation NJ PGC 1,477 1,311 959 6.4 13.3 0.52 6.79 3.66 65.98 22.49 1.44 44.43 0.92 2.11 106.6 1.67
Tower Bancorp, Inc. PA TOBC 1,588 1,322 1,231 9.6 14.5 0.40 3.74 3.65 71.45 15.16 0.94 102.12 0.24 0.72 156.0 5.18
Alliance Financial Corporation NY ALNC 1,457 1,118 916 6.4 13.9 0.80 9.28 3.58 65.35 29.84 1.12 95.18 0.29 0.73 144.6 4.00
First Mariner Bancorp MD FMAR 1,342 1,116 974 3.2 9.4 (1.17) (44.46) 2.76 111.25 37.83 1.23 14.81 1.30 6.00 12.5 0.00
Royal Bancshares of Pennsylvania, Inc. PA RBPAA 1,183 792 635 6.1 16.7 (0.80) (9.30) 2.87 94.49 14.51 3.58 19.94 4.13 8.89 26.8 0.00
Citizens & Northern Corporation PA CZNC 1,339 969 724 9.3 19.1 1.39 11.91 NA 54.12 24.01 1.17 91.37 0.02 0.69 165.3 3.29
VIST Financial Corp. PA VIST 1,289 1,006 899 5.4 13.0 0.48 5.05 3.39 69.42 35.11 1.43 38.07 0.72 2.61 46.3 2.86
Bryn Mawr Bank Corporation PA BMTC 1,281 953 904 9.7 15.0 0.76 8.26 3.90 66.58 33.71 1.09 77.03 1.05 1.02 207.0 3.31
Center Bancorp, Inc. NJ CNBC 1,196 802 723 6.9 12.3 0.39 4.36 3.37 64.04 7.00 1.19 92.23 0.51 0.78 111.5 1.59
CNB Financial Corporation PA CCNE 1,325 1,095 723 7.6 15.9 0.85 13.32 3.69 60.23 18.71 1.41 95.18 0.31 0.80 166.4 4.78
Shore Bancshares, Inc. MD SHBI 1,129 972 905 9.4 12.9 (0.20) (1.76) 3.95 62.52 30.95 1.47 30.48 2.22 3.86 80.0 2.50
High 1,937 1,578 1,529 9.7 19.1 1.39 15.77 4.98 111.25 37.83 3.58 484.58 4.13 8.89 291.2 5.18
Low 1,129 792 635 3.1 9.4 (1.17) (44.46) 2.76 53.13 5.05 0.94 14.81 0.00 0.15 12.5 0.00
Mean 1,484 1,189 981 7.2 14.0 0.46 3.57 3.70 67.08 20.94 1.57 124.30 0.81 2.15 141.7 2.61
Median 1,467 1,196 938 7.3 13.6 0.65 6.94 3.69 63.99 21.57 1.40 72.47 0.54 1.31 152.5 3.08
Orrstown Financial Services, Inc. PA ORRF 1,359 1,090 898 10.3 15.3 1.15 11.04 3.77 53.25 30.93 1.62 92.53 0.65 1.16 194.3 3.53
Asset Quality Profitability Valuation

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Non- GAAP Financial Measures
The ratio of tangible common equity to tangible assets is a non-GAAP-based financial measure calculated using non-GAAP-
based amounts. The most directly comparable GAAP-based measure is the ratio of stockholders’ equity to assets.  In order to calculate tangible common equity and tangible assets, the Company’s management subtracts intangible assets from both common equity and assets.  Tangible common equity is then divided by tangible assets to arrive at the ratio of tangible common equity to tangible assets.  Management uses the ratio of tangible common equity to tangible assets to assess the strength of the Company’s capital position. A reconciliation of the ratio of stockholders’ equity to assets and tangible common equity to tangible assets is set forth below.
(Dollar Values in Thousands)
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
Common Equity 57,310 89,388 96,124 103,347 110,886 157,903 163,933
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,808 20,751
Tangible Common Equity 55,375 67,821 74,756 82,161 89,948 137,095 143,182
Assets 601,460 809,031 884,979 1,051,783 1,196,432 1,358,756 1,477,780
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,808 20,751
Tangible Assets 599,525 787,464 863,611 1,030,597 1,175,494 1,337,948 1,457,029
Equity/ Assets 9.53% 11.05% 10.86% 9.83% 9.27% 11.62% 11.09%
Tangible Common Equity/ Tangible Assets 9.24% 8.61% 8.66% 7.97% 7.65% 10.25% 9.83%
Year Ended December 31,

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Non- GAAP Financial Measures
Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts.  The most directly comparable measure is return on average equity, which is calculated using GAAP-based amounts.  The
Company calculates the return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity.  Management uses the return on average tangible equity to assess the Company’s core operating results and believes that this is a better measure of our performance.  In addition, this is consistent with the treatment by bank regulatory agencies, which exclude goodwill and other intangible assets from the calculation of risk-based capital ratios.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  A reconciliation of return on average equity to the return on average tangible equity is set forth below.
(Dollar Values in Thousands, Except PerShare)
2005 2006 2007 2008 2009 6/30/2010 9/30/2010
18.69% 15.10% 13.64% 13.20% 12.48% 10.20% 11.47%
0.59% 3.88% 4.38% 3.82% 3.25% 1.82% 2.10%
19.28% 18.98% 18.02% 17.02% 15.73% 12.02% 13.57%
Year Ended December 31,
Return on average equity (GAAP basis)
Effect of excluding average intangible assets and related amortization
Return on average tangible equity

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thomas R. Quinn, Jr. Thomas R. Quinn, Jr.
President & Chief Executive Officer President & Chief Executive Officer
tquinn@orrstown.com tquinn@orrstown.com
Jeffrey W. Embly
EVP, Chief Credit /Risk Officer
jembly@orrstown.com
Jeffrey W. Embly
EVP, Chief Credit /Risk Officer
jembly@orrstown.com
Bradley S. Everly
EVP, Chief Financial Officer
beverly@orrstown.com
Bradley S. Everly
EVP, Chief Financial Officer
beverly@orrstown.com
Toll Free: 1-888-677-7869
or
717-530-2648